UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
________________

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

In connection with an anticipated senior secured notes offering by Cornerstone Building Brands, Inc. (“Cornerstone Building Brands”, together with its subsidiaries, unless the context requires otherwise, the “Company,” “we,” “us” or “our”) pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, the Company is providing the following financial and operational data to prospective investors.

Refer to the non-GAAP financial measure section herein for further discussion of our non-GAAP measures.

Company Overview and Financials:

Our net sales were $5.2 billion for the twelve months ended June 29, 2024 and our pro forma net sales for the twelve months ended June 29, 2024 were $5.9 billion:

•Leading distributors accounted for 34%, general contractors for 34%, big box retailers for 19% and production builders for 13% of the Company’s pro forma net sales.
•We sold approximately 48% our products in the residential new construction market, approximately 28% in the residential repair and remodel market and approximately 24% in the commercial construction market.
•Vinyl and aluminum windows and doors accounted for approximately 46%, siding and accessories products accounted for approximately 19%, metal and roofing components accounted for approximately 17%, engineered building systems accounted for approximately 15% and stone veneer products accounted for approximately 3% of our product sales.

For the year ended December 31, 2023, the Company’s cost structure was composed of approximately 13% fixed costs and approximately 87% variable costs.

The Company anticipates generating approximately $103 million unrealized cost savings for projects started as of June 29, 2024, or expected to start in the 18-month period thereafter:

•Aperture Solutions is expected to generate 62% of such unrealized cost savings.
•Shelter Solutions is expected to generate 21% of such unrealized cost savings.
•Surface Solutions is expected to generate 17% of such unrealized cost savings.

The Company anticipates generating approximately $10.8 million unrealized synergies for projects started as of June 29, 2024, or expected to start in the 18-month period thereafter, not including savings opportunities from the Company’s acquisition of Mueller Supply Company, Inc. (“Mueller”):

•Aperture Solutions is expected to generate 97% of such unrealized cost savings.
•Surface Solutions is expected to generate 3% of such unrealized cost savings.

The Company anticipates an additional $15 million of unrealized synergies may be recognized as a result of the Company’s acquisition of Mueller.

Our operating income was $198 million for the twelve months ended June 29, 2024, with adjusted EBITDA of $671 million, and pro forma adjusted EBITDA of $775 million for the twelve months ended June 29, 2024. Pro forma adjusted further EBITDA was $903 million after adjusting for the $103 million of unrealized cost savings and the $25.8 million of synergies described above.

Mueller Overview:

On July 16, 2024, the Company completed the acquisition of Mueller, a leading manufacturer of residential metal roofing and components and steel buildings in Texas and the Southwest for $497.1 million, inclusive of a base purchase price of $475 million, in addition to closing date cash and working capital adjustments.

Mueller operates five manufacturing facilities with an average of 14,000 square feet of manufacturing area and 38 company-owned retail locations.

Other Financial Data:

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined *	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024*
						Unaudited
Net sales	$5,583,137	$3,736,084	$2,744,148	$6,480,232	$5,402,434	$2,707,306	$2,509,989	$5,205,117
Pro forma net sales*	6,295,943	4,168,377	3,114,087	7,282,464	6,205,241	3,112,960	2,780,594	5,872,874
Income from operations	1,137,245	721,537	81,817	803,354	240,194	104,891	62,813	198,116
% of net sales	20.4%	19.3%	3.0%	12.4%	4.4%	3.9%	2.5%	3.8%
Adjusted EBITDA*	695,935	478,297	321,089	799,386	745,413	379,702	304,798	670,509
% of net sales	12.5%	12.8%	11.7%	12.3%	13.8%	14.0%	12.1%	12.9%
Pro forma adjusted EBITDA*	731,465	546,958	371,489	918,447	860,426	431,224	345,290	774,493
% of pro forma net sales	11.6%	13.1%	11.9%	12.6%	13.9%	13.9%	12.4%	13.2%

* Refer to Non-GAAP Financial Measures for further discussion.

The Company’s operations are organized as three reportable segments: Aperture Solutions (46% of pro forma net sales for the twelve-months ended June 29, 2024), Surface Solutions (22% of pro forma net sales for the twelve months ended June 29, 2024) and Shelter Solutions (32% of pro forma net sales for the twelve months ended June 29, 2024).

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined *	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024*
						Unaudited
Aperture Solutions

Net sales	$2,322,277	$1,643,619	$1,246,411	$2,890,030	$2,476,870	$1,252,244	$1,202,850	$2,427,476
Pro forma net sales*	2,792,942	1,887,031	1,413,497	3,300,528	2,864,325	1,447,234	1,293,540	2,710,632
Adjusted reportable segment EBITDA	239,491	202,682	149,433	352,115	336,095	168,086	144,504	312,513
% of net sales	10.3%	12.3%	12.0%	12.2%	13.6%	13.4%	12.0%	12.9%
Pro forma adjusted reportable segment EBITDA*	288,008	239,129	175,871	415,000	401,846	200,249	155,796	357,394
% of pro forma net sales	10.3%	12.7%	12.4%	12.6%	14.0%	13.8%	12.0%	13.2%

Surface Solutions

Net sales	$1,364,080	$839,130	$592,449	$1,431,579	$1,264,173	$604,113	$610,392	$1,270,452
Pro forma net sales*	1,394,933	861,517	606,351	1,467,869	1,288,003	623,179	610,392	1,275,217
Adjusted reportable segment EBITDA	265,671	143,880	57,331	201,211	224,561	87,806	117,675	254,430
% of net sales	19.5%	17.1%	9.7%	14.1%	17.8%	14.5%	19.3%	20.0%
Pro forma adjusted reportable segment EBITDA*	274,283	151,519	60,808	212,327	231,555	93,631	117,675	255,599
% of pro forma net sales	19.7%	17.6%	10.0%	14.5%	18.0%	15.0%	19.3%	20.0%

Shelter Solutions

Net sales	$1,896,780	$1,253,335	$905,288	$2,158,623	$1,661,391	$850,949	$696,747	$1,507,189
Pro forma net sales*	2,108,068	1,419,829	1,094,239	2,514,067	2,052,912	1,042,548	876,662	1,887,026
Adjusted reportable segment EBITDA	323,533	209,156	177,537	386,693	322,874	189,384	110,798	244,288
% of net sales	17.1%	16.7%	19.6%	17.9%	19.4%	22.3%	15.9%	16.2%
Pro forma adjusted reportable segment EBITDA*	301,934	233,731	198,022	431,753	365,142	202,918	139,998	302,222
% of pro forma net sales	14.3%	16.5%	18.1%	17.2%	17.8%	19.5%	16.0%	16.0%

* Refer to Non-GAAP Financial Measures for further discussion.

Mueller Supply Company, Inc.

(in thousands)	Year Ended December 31, 2022	Year Ended December 31, 2023	Twelve Months Ended June 29, 2024*
Net sales	$467,985	$391,521	$379,837
Adjusted EBITDA*	69,415	42,268	57,934
% of net sales	14.8%	10.8%	15.3%

* Refer to Non-GAAP Financial Measures for further discussion.

Non-GAAP Financial Measures:

We use several measures derived from consolidated financial information, but not presented in our Condensed Consolidated Financial Statements prepared in accordance with accounting principles generally accepted in the U.S (“U.S. GAAP”). These measures are considered non-GAAP financial measures. Specifically, in this report, pro forma net sales, adjusted EBITDA, pro forma adjusted EBITDA, pro forma reportable segment net sales, pro forma adjusted reportable segment EBITDA and free cash flow, derived from consolidated financial information, but not presented in our consolidated financial statements prepared in accordance with U.S. GAAP. However, we believe the presentation of the non-GAAP financial measure, when considered together with the comparable U.S. GAAP financial measure, along with a reconciliation to its respective U.S. GAAP financial measure, assists investors in understanding the factors and trends affecting our underlying business that could not be obtained absent these disclosures. Additionally, we believe that the presentation of our non-GAAP financial measure enables investors to evaluate trends in the business excluding certain items which are not entirely a result of our base operations.

Furthermore, the presentation of this non-GAAP financial measure supplements other metrics we use to internally evaluate our business and facilitates the comparison of past and present operations. The non-GAAP financial measure we use may differ from non-GAAP financial measures used by other companies and other companies may not define non-GAAP financial measures we use in the same way.

This report provides information regarding our the results of operations for the periods after July 25, 2022 (“Successor”) and the results of operations for the period from January 1, 2022 to July 25, 2022 (“Predecessor”). Our Consolidated Statements of (Loss) Income as reported in our consolidated financial statements for these periods are prepared in accordance with U.S. GAAP. Although U.S. GAAP requires that we report on our results for the period from July 25, 2022 through December 31, 2022 separately from the period from January 1, 2022 through July 24, 2022, management views the Company’s operating results for the twelve months ended December 31, 2022 by combining the results of the applicable Predecessor and Successor periods because such presentation provides the most meaningful comparison of our results to prior periods.

To enhance the analysis of our operating results for the periods presented, we have included certain financial and operating data of the Predecessor and Successor on a combined basis. The presentation consists of the mathematical addition of selected financial and operating data of the Successor for the period from July 25, 2022 through December 31, 2022 with the comparable financial and operating data of the Predecessor for the period from January 1, 2022 through July 24, 2022. There are no other adjustments made in the combined presentation. The mathematical combination of selected financial and operating data is included under the heading “Combined” and this data is a non-GAAP presentation.

The following table presents a reconciliation of net sales to pro forma net sales:

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024(1)
						Unaudited
Net sales	$5,583,137	$3,736,084	$2,744,148	$6,480,232	$5,402,434	$2,707,306	$2,509,989	$5,205,117
Impact of acquisitions, Mueller(2)	397,939	279,034	188,951	467,985	391,521	191,599	179,915	379,837
Impact of acquisitions, Other(3)	763,469	265,799	180,989	446,788	411,286	214,055	90,690	287,921
Impact of divestitures(4)	(448,601)	(112,541)	—	(112,541)	—	—	—	—
Pro forma net sales	$6,295,943	$4,168,377	$3,114,087	$7,282,464	$6,205,241	$3,112,960	$2,780,594	$5,872,874

(1)Derived by subtracting Cornerstone Building Brands, Inc.'s historical unaudited consolidated net sales for the six months ended July 1, 2023, from Cornerstone Building Brands, Inc.'s historical audited consolidated net sales for the twelve months ended December 31, 2023 and then adding Cornerstone Building Brands, Inc.'s unaudited consolidated net sales for the six months ended June 29, 2024.
(2)Reflects the impact of the acquisition of Mueller (July 2024) as if the transaction occurred on January 1, 2021.
(3)Reflects the impact of the acquisitions of Prime Window Systems, LLC (April 2021), Cascade Windows, Inc. (August 2021), Union Corrugating Company Holdings, Inc. (December 2021), M.A.C. Metal Architectural Inc. (August 2023), Eastern Architectural Systems (December 2023) and Harvey Building Products Corp. (April 2024) as if the transactions occurred on January 1, 2021.
(4)Reflects the impact of the divestitures of the insulated metal panels (“IMP”) and the roll-up sheet doors (“DBCI”) businesses (August 2021) and metal coil coatings (“Coaters”) business (June 2022).

The following tables present a reconciliation of net sales to pro forma net sales by reportable segment:

Aperture Solutions

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined *	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024(1)
						Unaudited
Net sales	$2,322,277	$1,643,619	$1,246,411	$2,890,030	$2,476,870	$1,252,244	$1,202,850	$2,427,476
Impact of acquisitions(2)	470,665	243,412	167,086	410,498	387,455	194,990	90,690	283,156
Pro forma net sales	$2,792,942	$1,887,031	$1,413,497	$3,300,528	$2,864,325	$1,447,234	$1,293,540	$2,710,632

(1)Derived by subtracting the reportable segment historical unaudited net sales for the six months ended July 1, 2023, from the reportable segment historical audited net sales for the twelve months ended December 31, 2023 and then adding the reportable segment unaudited sales for the six months ended June 29, 2024.
(2)Reflects the impact of the acquisitions of Prime Window Systems, LLC (April 2021), Cascade Windows, Inc. (August 2021), Eastern Architectural Systems (December 2023), and Harvey Building Products Corp. (April 2024) as if the transactions occurred on January 1, 2021.

Surface Solutions

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined *	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024(1)
						Unaudited
Net sales	$1,364,080	$839,130	$592,449	$1,431,579	$1,264,173	$604,113	$610,392	$1,270,452
Impact of acquisitions(2)	30,853	22,387	13,902	36,290	23,830	19,066	—	4,765
Pro forma net sales	$1,394,933	$861,517	$606,351	$1,467,869	$1,288,003	$623,179	$610,392	$1,275,217

(1)Derived by subtracting the reportable segment historical unaudited net sales for the six months ended July 1, 2023, from the reportable segment historical audited net sales for the twelve months ended December 31, 2023 and then adding the reportable segment unaudited sales for the six months ended June 29, 2024.
(2)Reflects the impact of the acquisition of M.A.C. Metal Architectural Inc. (August 2023) as if the transaction occurred on January 1, 2021.

Shelter Solutions

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined *	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024(1)
						Unaudited
Net sales	$1,896,780	$1,253,335	$905,288	$2,158,623	$1,661,391	$850,949	$696,747	$1,507,189
Impact of acquisitions, Mueller(2)	397,939	279,034	188,951	467,985	391,521	191,599	179,915	379,837
Impact of acquisitions, Other(3)	261,951	—	—	—	—	—	—	—
Impact of divestitures(4)	(448,601)	(112,541)	—	(112,541)	—	—	—	—
Pro forma net sales	$2,108,068	$1,419,829	$1,094,239	$2,514,067	$2,052,912	$1,042,548	$876,662	$1,887,026

(1)Derived by subtracting the reportable segment historical unaudited net sales for the six months ended July 1, 2023, from the reportable segment historical audited net sales for the twelve months ended December 31, 2023 and then adding the reportable segment unaudited sales for the six months ended June 29, 2024.
(2)Reflects the impact of the acquisition of Mueller (July 2024) as if the transaction occurred on January 1, 2021.
(3)Reflects the impact of the acquisition of Union Corrugating Company Holdings, Inc. (December 2021) as if the transaction occurred on January 1, 2021.
(4)Reflects the impact of the divestitures of IMP and DBCI businesses (August 2021) and Coaters business (June 2022).

The following table presents a reconciliation of net income (loss) to adjusted EBITDA, pro forma adjusted EBITDA, and free cash flow:

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined *	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024(1)
						Unaudited
Net income (loss)	$665,859	$483,786	$(63,496)	$420,290	$(75,525)	$(51,141)	$(125,794)	$(150,178)
Interest expense	191,301	101,078	157,191	258,269	380,706	186,425	201,567	395,848
Foreign exchange (gain) loss	3,749	(686)	4,809	4,123	(6,768)	(6,447)	6,786	6,465
(Gain) loss on extinguishment of debt	42,234	(28,354)	(474)	(28,828)	184	184	—	—
Other income, net	(1,866)	(101)	(1,140)	(1,241)	(15,013)	(4,805)	(3,556)	(13,764)
Income taxes expense (benefit)	235,968	165,814	(15,073)	150,741	(43,390)	(19,325)	(16,190)	(40,255)
Income from operations	1,137,245	721,537	81,817	803,354	240,194	104,891	62,813	198,116
Depreciation and amortization	292,901	166,177	130,153	296,330	412,597	237,824	192,855	367,628
Strategic development and acquisition related costs	27,875	49,560	8,116	57,676	25,042	16,537	13,306	21,811
Acquired inventory step-up	—	1,238	66,400	67,638	—	—	1,180	1,180
(Gain) loss on divestitures	(831,252)	(401,413)	921	(400,492)	10,080	—	—	10,080
Gain on legal settlements	—	(76,575)	—	(76,575)	—	—	—	—
Long-term incentive plan	29,003	17,099	24,248	41,347	24,855	3,773	15,423	36,505
Facility closure charges and employee separation	—	92	8,953	9,045	23,068	11,431	2,757	14,394
Fair value of contingent consideration	—	—	—	—	—	—	1,443	1,443
Impairment	22,210	—	—	—	—	—	—	—
Other	17,953	582	481	1,063	9,577	5,246	15,021	19,352
Adjusted EBITDA	695,935	478,297	321,089	799,386	745,413	379,702	304,798	670,509
Impact of acquisitions, Mueller(2)	27,334	48,930	20,485	69,415	42,268	13,534	29,200	57,934
Impact of acquisitions(3)	89,319	44,086	29,915	74,001	72,746	37,988	11,292	46,050
Impact of divestitures(4)	(81,123)	(24,355)	—	(24,355)	—	—	—	—
Pro forma adjusted EBITDA	$731,465	$546,958	$371,489	$918,447	$860,426	$431,224	$345,290	$774,493
Capital expenditures	$(114,715)	$(64,848)	$(98,008)	$(162,856)	$(193,935)	$(79,100)	$(102,076)	$(216,911)
Free cash flows	$616,750	$482,110	$273,481	$755,591	$666,491	$352,124	$243,214	$557,582
(1)Derived by subtracting Cornerstone Building Brands, Inc.'s historical unaudited consolidated statement of loss for the six months ended July 1, 2023, from Cornerstone Building Brands, Inc.'s historical audited consolidated statement of loss for the twelve months ended December 31, 2023 and then adding Cornerstone Building Brands, Inc.'s unaudited consolidated statement of loss for the six months ended June 29, 2024.
(2)Reflects the impact of the acquisition of Mueller (July 2024) as if the transaction occurred on January 1, 2021.
(3)Reflects the impact of the acquisitions of Prime Window Systems, LLC (April 2021), Cascade Windows, Inc. (August 2021), Union Corrugating Company Holdings, Inc. (December 2021), M.A.C. Metal Architectural Inc. (August 2023), Eastern Architectural Systems (December 2023), and Harvey Building Products Corp. (April 2024) as if the transactions occurred on January 1, 2021.
(4)Reflects the impact of the divestitures of IMP and DBCI businesses (August 2021) and Coaters business (June 2022).

The following tables present a reconciliation of adjusted reportable segment EBITDA and pro forma adjusted reportable segment EBITDA:

Aperture Solutions

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined *	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024(1)
						Unaudited
Adjusted reportable segment EBITDA(2)	$239,491	$202,682	$149,433	$352,115	$336,095	$168,086	$144,504	$312,513
Impact of acquisitions(3)	48,517	36,447	26,438	62,885	65,751	32,163	11,292	44,881
Pro forma adjusted reportable segment EBITDA	$288,008	$239,129	$175,871	$415,000	$401,846	$200,249	$155,796	$357,394

(1)Derived by subtracting the reportable segment historical unaudited adjusted reportable segment EBITDA for the six months ended July 1, 2023, from the reportable segment historical audited adjusted reportable segment EBITDA for the twelve months ended December 31, 2023 and then adding the reportable segment unaudited adjusted reportable segment EBITDA for the six months ended June 29, 2024.
(2)The segment's measure of profit as disclosed in the "Reportable Segment and Geographical Information" note in the accompanying notes to the consolidated financial statements in the Company's periodic reports to the Securities and Exchange Commission (“SEC”).
(3)Reflects the impact of the acquisitions of Prime Window Systems, LLC (April 2021), Cascade Windows, Inc. (August 2021), Eastern Architectural Systems (December 2023), and Harvey Building Products Corp. (April 2024) as if the transactions occurred on January 1, 2021.

Surface Solutions

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined *	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024(1)
						Unaudited
Adjusted reportable segment EBITDA(2)	$265,671	$143,880	$57,331	$201,211	$224,561	$87,806	$117,675	$254,430
Impact of acquisitions(3)	8,612	7,639	3,477	11,116	6,994	5,825	—	1,169
Pro forma adjusted reportable segment EBITDA	$274,283	$151,519	$60,808	$212,327	$231,555	$93,631	$117,675	$255,599

(1)Derived by subtracting the reportable segment historical unaudited adjusted reportable segment EBITDA for the six months ended July 1, 2023, from the reportable segment historical audited adjusted reportable segment EBITDA for the twelve months ended December 31, 2023 and then adding the reportable segment unaudited adjusted reportable segment EBITDA for the six months ended June 29, 2024.
(2)The segment's measure of profit as disclosed in the "Reportable Segment and Geographical Information" note in the accompanying notes to the consolidated financial statements in the Company's periodic reports to the SEC.
(3)Reflects the impact of the acquisition of M.A.C. Metal Architectural Inc. (August 2023) as if the transaction occurred on January 1, 2021.

Shelter Solutions

		Year Ended December 31, 2022				Six Months Ended
	Predecessor		Successor	Combined *	Successor
(in thousands)	Year Ended December 31, 2021	January 1, 2022 through July 24, 2022	July 25, 2022 through December 31, 2022	Year Ended December 31 2022	Year Ended December 31, 2023	July 1, 2023	June 29, 2024	Twelve Months Ended June 29, 2024(1)
						Unaudited
Adjusted reportable segment EBITDA(2)	$323,533	$209,156	$177,537	$386,693	$322,874	$189,384	$110,798	$244,288
Impact of acquisitions, Mueller(3)	27,334	48,930	20,485	69,415	42,268	13,534	29,200	57,934
Impact of acquisitions, Other(4)	32,190	—	—	—	—	—	—	—
Impact of divestitures(5)	(81,123)	(24,355)	—	(24,355)	—	—	—	—
Pro forma adjusted reportable segment EBITDA	$301,934	$233,731	$198,022	$431,753	$365,142	$202,918	$139,998	$302,222

(1)Derived by subtracting the reportable segment historical unaudited adjusted reportable segment EBITDA for the six months ended July 1, 2023, from the reportable segment historical audited adjusted reportable segment EBITDA for the twelve months ended December 31, 2023 and then adding the reportable segment unaudited adjusted reportable segment EBITDA for the six months ended June 29, 2024.
(2)The segment's measure of profit as disclosed in the "Reportable Segment and Geographical Information" note in the accompanying notes to the consolidated financial statements in the Company's periodic reports to the SEC.
(3)Reflects the impact of the acquisition of Mueller (July 2024) as if the transaction occurred on January 1, 2021.
(4)Reflects the impact of the acquisition of Union Corrugating Company Holdings, Inc. (December 2021) as if the transaction occurred on January 1, 2021.
(5)Reflects the impact of the divestitures of IMP and DBCI businesses (August 2021) and Coaters business (June 2022).

Reconciliation of Net Income to Adjusted EBITDA for Mueller

The following table presents a reconciliation of net income to adjusted EBITDA for Mueller:

(in thousands)	Year Ended December 31, 2022	Year Ended December 31, 2023	Twelve Months Ended June 29, 2024(1)
Net sales	$467,985	$391,521	$379,837

Net income	$94,056	$28,291	$47,588
Income tax expense	17,259	9,946	12,581
Depreciation and amortization	7,580	8,628	8,656
EBITDA	118,895	46,865	68,825
Income on equity investments	(1,379)	(1,443)	(1,343)
Interest income	(134)	(2,412)	(3,239)
LIFO reserve adjustment	(49,391)	(1,242)	(1,242)
Settlement	—	—	(2,131)
Other	1,424	500	(2,936)
Adjusted EBITDA	$69,415	$42,268	$57,934

(1)Derived by subtracting Mueller’s historical consolidated income statement for the six months ended June 30, 2023 from Mueller’s historical consolidated income statement for the twelve months ended December 31, 2023 and then adding Mueller’s consolidated income statement for the six months ended June 30, 2024. Certain of the adjustments used to calculate net sales and adjusted EBITDA for the twelve months ended June 29, 2024 are based on assumptions and estimates that are believed to be reasonable in nature but that may prove to be incorrect.

Certain statements and information in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “believe,” “anticipate,” “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. As a result, these forward-looking statements rely on a number of assumptions, forecasts and estimates, and therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Such forward-looking statements may include, but are not limited to, statements concerning our ability to achieve potential costs savings and synergies and other performance expectations. Among the factors that could cause actual results to differ materially include, but are not limited to, challenging macroeconomic conditions affecting the residential, commercial and repair and remodeling construction industry and markets, including increasing interest rates, and demand in new construction and repair and remodeling; commodity price volatility or limited availability of raw materials, including steel, polyvinyl chloride resin, aluminum, and glass due to supply chain disruptions; increases in the macroeconomic inflationary environment and our ability to react accordingly; our ability to identify and develop relationships with a sufficient number of qualified suppliers to mitigate risk in the event a significant supplier experiences a significant production or supply chain interruption; seasonality of the business and adverse weather conditions; the increasing difficulty of consumers and builders in obtaining credit or financing; our ability to successfully implement operational efficiency initiatives, including to increase automation and mitigate increases in our manufacturing costs; our ability to successfully achieve price increases to offset cost increases; ability to compete effectively against competitors; our ability to successfully integrate our acquired businesses and to realize anticipated benefits; our ability to employ, train and retain qualified personnel; increases in labor costs, labor market pressures, potential labor disputes, union organizing activity and work stoppages at our facilities or the facilities of our suppliers; increases in energy costs; increases in freight and transportation costs; volatility in the United States and international economies and in the credit markets; an impairment of our goodwill or intangible assets; our ability to successfully develop new products or improve existing products; enforcement and obsolescence of our intellectual property rights; costs related to compliance with, violations of or liabilities under environmental, health and safety laws; our ability to make strategic acquisitions accretive to earnings and dispositions at favorable prices and terms; our ability to fund operations, provide increased working capital necessary to support our strategy and acquisitions using available liquidity; global climate change, and compliance with new or changed laws or regulations relating to environmental, social and governance; breaches of our information system security measures; damage to our computer infrastructure and software systems, as well as issues relating to the incorporation of artificial intelligence solutions into our systems; necessary maintenance or replacements to our enterprise resource planning technologies; potential personal injury, property damage or product liability claims or other types of litigation, including stockholder litigation related to our acquisition by investment funds managed by Clayton, Dubilier and Rice, LLC; compliance with certain laws related to our international business operations; significant changes in factors and assumptions used to measure certain of our defined benefit plan obligations and the effect of actual investment returns on pension assets; additional costs from new regulations which relate to the utilization or manufacturing of our products or services, including changes in building codes and standards; increases in tariffs or import and trade restrictions; our controlling stockholder’s interests differing from the interests of holders of our indebtedness; our substantial indebtedness and our ability to incur substantially more indebtedness; limitations that our debt agreements place on our ability to engage in certain business and financial transactions; our ability to obtain financing on acceptable terms; exchange rate fluctuations; downgrades of our credit ratings; and the effect of increased interest rates on our ability to service our debt. See also the “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other risks described in documents subsequently filed by the Company from time to time with the SEC, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in these forward-looking statements.

The information in this Form 8-K includes certain information regarding the results of operations of Mueller for the years ended December 31, 2023 and 2022, the six months ended June 29, 2024 and July 1, 2023 and the twelve months ended June 29, 2024. The information regarding the results of operations of Mueller is based on good faith estimates of management derived entirely from financial information provided by the management of Mueller, pursuant to applicable accounting principles for such entity, which may differ from GAAP, and includes results for such entity prior to our ownership and control of such entity, prior to our ownership and control of Mueller. Accordingly, although we believe such information to be accurate, such information cannot be independently verified by our management. Certain of the adjustments used to calculate adjusted EBITDA of Mueller are based on assumptions and estimates of the management of Mueller that may prove to be incorrect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

Date: July 29, 2024